SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 24, 2003

ARADIGM CORPORATION

(Exact name of registrant as specified in its charter)

California	0-28402	94-3133088
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way

Hayward, CA 94545
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (510) 265-9000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1 Press Release, dated April 24, 2003.

Item 9. Regulation FD Disclosure.

     In accordance with Securities and Exchange Commission Release 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12 – Results of Operations and Financial Condition. This information and the accompanying exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 24, 2003, Aradigm Corporation (the “Company”) announced via press release the Company’s results for its first quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: April 24, 2003	By:	/s/ THOMAS C. CHESTERMAN

Thomas C. Chesterman
	Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated April 24, 2003